Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
April 30, 2000



Expected B Maturity 10/16/01


Blended Coupon 6.4530%


Excess Protection Level
3 Month Average   5.73%
April, 2000   5.36%
March, 2000   5.78%
February, 2000   6.05%


Cash Yield18.08%


Investor Charge Offs 4.70%


Base Rate 8.02%


Over 30 Day Delinquency 4.72%


Seller's Interest10.74%


Total Payment Rate13.82%


Total Principal Balance$52,271,464,953.72


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,612,664,435.23